SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 8, 2006


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                  62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                         Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

     On February 8, 2006, the board of directors of CBL & Associates Properties, Inc. (the "Company") adopted an amendment to the Company's code of business conduct and ethics (the "Code") to include an express statement of the general prohibition that already existed under the Code against loans to, or guarantees of obligations of, employees, officers, directors and their family members. The amendment is set forth as Section F to Article I of the Code, which is attached as Exhibit 14.1.

Item 7.01   Regulation FD Disclosure

     On February 8, 2006, the Company's board of directors adopted, based on the recommendation of its Nominating/Corporate Governance Committee, additional policy statements that appear in Article XI of the Company's Guidelines On Corporate Governance (the "Guidelines"). The amended Guidelines are attached to this Form 8-K as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

    Not applicable

(b) Pro Forma Financial Information

    Not applicable

(c) Exhibits

     Exhibit
     Number              Description

14.1 First Amendment To Amended And Restated Code Of Business Conduct And Ethics Of CBL & Associates Properties, Inc., CBL & Associates Management, Inc. And Their Affiliates

99.1 Amended and Restated CBL & Associates Properties, Inc. Guidelines On Corporate Governance

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ John N. Foy
                                    --------------------------------------
                                                 John N. Foy
                                                Vice Chairman,
                                     Chief Financial Officer and Treasurer
                                    (Authorized Officer of the Registrant,
                                        Principal Financial Officer and
                                          Principal Accounting Officer)



Date: February 14, 2006